UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2013

___________________

LIVINGVENTURES, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	90-0866368
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9681 Gladiolus Drive - Suite 211

Fort Myers, FL 33908

 (Address of Principal Executive Offices)

(239) 437-0022

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)

 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2013, LivingVentures, Inc. (the “Company”) appointed Steve Morton as a member of the Company’s board of directors.  Mr. Morton will receive the compensation paid to all non-employee directors of the Company. In connection with his appointment, Mr. Morton also entered into a director indemnification agreement with the Company.  Other than as described, there are no arrangements between Mr. Morton and any other person pursuant to which he was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Morton has a material interest.

Item 9.01(d)

Financial Statements and Exhibits

Exhibit 10.1

Form of Indemnification Agreement between the Company and Steve Morton

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

LIVINGVENTURES, INC.

By:	/s/ C. Geoffrey Hampson
C. Geoffrey Hampson
Executive Chairman Date: November 12, 2013

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